FEDERATED HERMES, INC.

Federated Hermes Tower

Pittsburgh, Pennsylvania 15222-3779

INFORMATION STATEMENT

December 17, 2021

INTRODUCTION

This Information Statement is furnished to the shareholders (the “Shareholders”) of Federated Hermes, Inc. (“Federated Hermes” or the “Company”) by its Board of Directors (“Board”) in connection with obtaining the approval, via written consent of the Company’s Class A Shareholder, in lieu of a special meeting, of amendment to the Federated Hermes, Inc. Stock Incentive Plan (the “Stock Incentive Plan”) to reserve an additional 5,500,000 shares of Class B Common Stock (as defined below) for issuance under the Stock Incentive Plan and certain other amendments thereto as described below.

Federated Hermes has shares of both Class A Common Stock, no par value per share (the “Class A Common Stock”), and Class B Common Stock, no par value per share (the “Class B Common Stock”), issued and outstanding. The Class B Common Stock is listed on the New York Stock Exchange (“NYSE”) under the symbol “FHI”. Except under certain limited circumstances, the entire voting power of Federated Hermes is vested in the holder of the outstanding shares of the Class A Common Stock. All of the outstanding shares of Class A Common Stock are held by a Voting Shares Irrevocable Trust, dated May 31, 1989 (the “Voting Trust” or the “Class A Shareholder”), and approval of the amended Stock Incentive Plan will be obtained by written consent of the Voting Trust. Accordingly, Federated Hermes is not soliciting proxies for this action, but is providing this Information Statement to its Shareholders in accordance with Rule 14c-2 (17 C.F.R. §240.14c-2) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

This Information Statement is first being mailed and/or furnished to the Shareholders of record as of December 15, 2021 on or about December 17, 2021. The written consent of the Class A Shareholder will not be signed or become effective until at least 20 calendar days after the commencement of mailing of this Information Statement.

SHAREHOLDERS SHARING THE SAME ADDRESS

Federated Hermes has adopted a procedure called “householding”, which has been approved by the Securities and Exchange Commission (“SEC”). Under this procedure, Federated Hermes will deliver only one copy of this Information Statement to multiple Shareholders who share the same address and last name unless contrary instructions have been received from an affected Shareholder. Federated Hermes will deliver promptly upon written or oral request a separate copy of this Information Statement to any Shareholder at a shared address to which a single copy of this Information Statement was delivered. To receive a separate copy of this Information Statement, please contact: Corporate Communications, Federated Hermes Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222-3779 or call 1-800-341-7400.

If you are a Shareholder, share an address and last name with one or more other Shareholders and would like to revoke your householding consent, or you are a Shareholder and are eligible for householding and would like to participate in householding, please contact: Broadridge, ATTN: Householding Department, 51 Mercedes Way, Edgewood, New York 11717 or call 1-866-540-7095.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF THIS INFORMATION STATEMENT.

THIS INFORMATION STATEMENT IS AVAILABLE ON THE INTERNET AT

https://www.FederatedHermes.com/investor-relations/#SECFilings.

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VOTING SECURITIES

Except under certain limited circumstances, the entire voting power of Federated Hermes is vested in the holder of the outstanding shares of the Class A Common Stock. All of the outstanding shares of Class A Common Stock are held by the Voting Trust, and approval of the amended Stock Incentive Plan will be obtained by written consent of the Voting Trust in lieu of a special meeting. Only the holder of record of Class A Common Stock at the close of business on December 15, 2021 (“record date”), which is the Voting Trust, will be entitled to provide consent to approve the amendment of the Stock Incentive Plan. On the record date, 9,000 shares of Class A Common Stock were outstanding, all of which were held by the Voting Trust, the three trustees of which are J. Christopher Donahue, Federated Hermes’s President and Chief Executive Officer and Chairman of the Board, Thomas R. Donahue, Federated Hermes’ Vice President, Chief Financial Officer, and Treasurer, and a member of the Board, and Rhodora J. Donahue, their mother, for the benefit of certain members of the Donahue family. Accordingly, Federated Hermes qualifies as a “controlled company” under Section 303A of the New York Stock Exchange Listed Company Manual (the “NYSE Rules”) and qualifies for and relies upon certain exemptions available to controlled companies under the NYSE Rules. A “controlled company” is not required to comply with certain requirements of the NYSE Rules, such as the requirements of NYSE Rules 303A.01 (requiring a majority of independent directors), 303A.04 (requiring a nominating committee consisting entirely of independent directors) and 303A.05 (requiring a compensation committee consisting entirely of independent directors).

The Class A Shareholder is entitled to provide written consent in lieu of holding a special meeting pursuant to Federated Hermes’ Restated Articles of Incorporation and Restated Bylaws, as well as Pennsylvania law. The trustees of the Voting Trust have advised Federated Hermes that they intend to approve the amended Stock Incentive Plan by executing a written consent.

Under Federated Hermes’ Restated Articles of Incorporation, the Class A Common Stock of Federated Hermes is not entitled to an economic premium over the Class B Common Stock of Federated Hermes, including in connection with (1) distributions and dividends, and (2) a “Company Sale” (which includes (a) an acquisition of Federated Hermes by another entity by means of any transaction or series of related transactions (including without limitation, any reorganization, merger or stock purchase), and (b) a sale of all or substantially all of the assets of Federated Hermes). Specifically, the Class A Common Stock and Class B Common Stock of Federated Hermes currently have equal rights to dividends and distributions, when declared, whether in cash or stock, and shall receive the same amount of consideration per share, notwithstanding any differences in voting rights, in the event of a purchase of Federated Hermes by another entity by means of any transaction or series of related transactions (including without limitation, any reorganization, merger, consolidation or stock purchase) or a sale of all or substantially all of the assets of Federated Hermes.

APPROVAL OF AN INCREASE IN SHARES OF CLASS B COMMON STOCK AVAILABLE FOR ISSUANCE UNDER THE AMENDED STOCK INCENTIVE PLAN AND CERTAIN OTHER AMENDMENTS TO THE STOCK INCENTIVE PLAN

Background and Reasons

The Board and Federated Hermes’ Compensation Committee (the “Compensation Committee”) believe that the availability of restricted stock, stock options and other stock-based and cash-based incentives under Federated Hermes’ Stock Incentive Plan is important to Federated Hermes’ ability to attract and retain outstanding individuals. As of December 15, 2021, out of a total of 30,550,000 shares of Class B Common Stock reserved for issuance under the Stock Incentive Plan, only 1,275,535 shares remained available for grant. The Board believes additional shares are needed under the Stock Incentive Plan to provide appropriate incentives to attract and retain outstanding individuals as directors, executive officers and key employees. Accordingly, on December 15, 2021, the Federated Hermes’ Compensation Committee, and upon recommendation from the Compensation Committee, the Board approved, in addition to certain other amendments as described below, an amendment to the Stock Incentive Plan, subject to shareholder approval of the Class A Shareholder, to reserve an additional 5,500,000 shares of Class B Common Stock for the Stock Incentive Plan, thereby increasing the total number of shares reserved for issuance under the Stock Incentive Plan from 30,550,000 to 36,050,000 shares. The additional authorized shares are intended to be used for periodic restricted stock awards and bonus restricted stock awards under the amended Stock Incentive Plan.

Subject to certain approvals and contingencies, the Company also intends to issue awards under the amended Stock Incentive Plan in the first half of 2022 in exchange for the beneficial interests in shares of its subsidiary, Hermes Fund Managers Limited (“HFML”), held by certain employees pursuant to the HFML Long-Term Incentive Plan (the “HFML LTIP”) that was established when the Company acquired its majority interest in HFML in July 2018. Subject to certain approvals and contingencies, the Company also intends to use treasury shares to acquire the remaining interests in shares of HFML held by an employee benefit trust that was established in connection with the HFML LTIP in July 2018. The Company estimates that approximately 1.4 million shares of Class B Common Stock will be exchanged for the employees’ beneficial interests in HFML and to acquire the remaining interests in shares of HFML held by the employee benefit trust. In connection with this intended action, Federated Hermes’ Compensation Committee and Board also approved amendments to the Stock Incentive Plan, subject to shareholder approval of the Class A Shareholder, to permit cash-based awards and to permit shares to be held in an employee benefit trust and to allow the Compensation Committee to delegate its full authority under the Stock Incentive Plan to the employee benefit trust and the Chief Executive Officer of HFML.

The Compensation Committee and Board also approved an amendment to the Stock Incentive Plan, subject to shareholder approval of the Class A Shareholder, to modify Section 12.9 of the Stock Incentive Plan, which previously expressed the Company’s intent that compensation payable pursuant to Awards (other than Awards of Restricted Stock which vest based solely on continued employment) to “covered employees” as such term is defined in Regulation 1.162-27(c)(2) promulgated under Section 162(m) of the Internal Revenue Code of 1986, as amended (“Code”), or any successor provision (“Section 162(m)”), qualify as “performance-based compensation” as defined in Regulation 1.162-27(e) under Section 162(m). Section 12.9 is being modified because of amendments to Section 162(m) that are described below under “Summary of the Amended Stock Incentive Plan” under the heading “Compliance with Section 162(m); Consequences of Change of Control”.

A marked copy of the Stock Incentive Plan showing these amendments is attached to this Information Statement as Exhibit A.

Equity Compensation Plan Information

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans excluding securities available in first column
Equity compensation plans approved by security holders	--	--	1,275,535

Equity compensation plans not approved by shareholders	--	--	--
Total	--	--	1,275,535

Summary of the Amended Stock Incentive Plan

The following summary of the amended Stock Incentive Plan is qualified in its entirety by reference to the complete text of the amended Stock Incentive Plan attached as Exhibit A.

Purpose. The purpose of the amended Stock Incentive Plan is to continue to promote the long-term growth and performance of Federated Hermes and its affiliates and to attract and retain outstanding individuals using stock-based awards and cash-based awards.

Amended Stock Incentive Plan. All outside directors and salaried employees of Federated Hermes and its affiliates are eligible to participate in the amended Stock Incentive Plan (there were approximately 1,978 eligible participants as of December 1, 2021). The amended Stock Incentive Plan permits the granting of any or all of the following types of awards: (1) stock options, including nonqualified stock options (“NSOs”) and incentive stock options (“ISOs”); (2) stock appreciation rights (“SARs”), in tandem with stock options or freestanding; (3) performance awards conditioned upon meeting performance objectives; (4) restricted stock; (5) other awards valued in whole or in part by reference to, or otherwise based on, Class B Common Stock, including awards of immediately vested and unrestricted Class B Common Stock; and (6) cash-based awards. In connection with any award, payment representing dividends or interest or their equivalent may be made to Stock Incentive Plan participants. The number of persons who held awards under the Stock Incentive Plan as of December 15, 2021 was approximately 309.

Term. The Stock Incentive Plan was adopted as of February 20, 1998, was most recently approved by the holder of the Class A Shareholder on April 29, 2018, and was most recently amended effective January 31, 2020 by the Board to effect the change in the name of the Company from Federated Investors, Inc. to Federated Hermes, Inc. On December 15, 2021, the Board further amended the Stock Incentive Plan as described in this Information Statement, and such amended Stock Incentive Plan is subject to further approval by the holder of the Class A Shareholder. The amended Stock Incentive Plan does not have a fixed expiration date but may be terminated by the Board at any time.

Shares Subject to Stock Incentive Plan. Currently, a total of 30,550,000 shares of Class B Common Stock may be issued under the Stock Incentive Plan. All of the shares are available for the grant of ISOs. No participant may receive awards in respect of more than 900,000 shares of Class B Common Stock in any fiscal year of Federated Hermes. The aggregate fair market value (determined on the date of the grant) of shares of Class B Common Stock with respect to which ISOs granted to a participant become exercisable for the first time in any single calendar year may not exceed $100,000. In addition, shares issued by Federated Hermes as a result of the assumption or substitution of outstanding grants of an acquired company or entity will not reduce the shares available for grant under the amended Stock Incentive Plan. The shares of stock deliverable under the amended Stock Incentive Plan may consist of authorized and unissued shares, treasury shares, or any combination thereof, and grants of shares may be issued to individuals under the amended Stock Incentive Plan or through an employee benefit trust. If any shares subject to any award are forfeited, or the award is otherwise terminated without issuance of shares or other consideration, the shares subject to such awards will again be available for grant under the amended Stock Incentive Plan. As of December 15, 2021, the closing price of a share of Class B Common Stock was $35.84.

Administration. The amended Stock Incentive Plan is administered by the Compensation Committee. The Compensation Committee has full authority to make awards under the amended Stock Incentive Plan, to determine the terms and conditions of such awards, and to interpret and make all other determinations affecting the amended Stock Incentive Plan, subject to the provisions of the amended Stock Incentive Plan and direction by the Board. The Compensation Committee may delegate some or all of its authority and responsibility under the amended Stock Incentive Plan. The Compensation Committee has delegated its full power and authority under the amended Stock Incentive Plan to the Chief Executive Officer with respect to all employees other than those subject to Section 16 of the Exchange Act. With respect to shares awarded to employees of HFML (or its subsidiaries), the Compensation Committee also has delegated its full power and authority under the amended Stock Incentive Plan to the trustee of the employee benefit trust established for the benefit of employees and the Chief Executive Officer of HFML with respect to all employees other than any subject to Section 16 of the Exchange Act. The Compensation Committee or the Board also may adopt sub-plans under the amended Stock Incentive Plan from time to time to address jurisdiction-specific requirements or provisions.

Stock Options. Options may be granted, from time to time, to participants determined by the Compensation Committee on such terms, not inconsistent with the amended Stock Incentive Plan, as the Compensation Committee may determine; provided, however, that, unless permitted by the Code, ISOs may not be granted to a participant who is an outside director. The exercise price per share of Class B Common Stock of stock options granted to a participant is determined by the Compensation Committee as of the date of grant; provided, however, that (i) in the case of ISOs granted to a participant who on the grant date is not a more than 10% shareholder of Federated Hermes (“Ten Percent Holder”), such price shall not be less than 100% of the fair market value of a share of Class B Common Stock on the grant date, (ii) in the case of an ISO granted to a participant who on the grant date is a Ten Percent Holder, such price shall not be less than 110% of the fair market value of a share of Class B Common Stock on the grant date, and (iii) in the case of NSOs such price shall not be less than 85% of the fair market value of a share of Class B Common Stock on the grant date. The term of each such option, the time or times when it may be exercised, and the other applicable terms and conditions will be fixed by the Compensation Committee. Options may be exercised by payment of the purchase price in cash or, at the discretion of the Compensation Committee, in shares of Class B Common Stock having a fair market value on the date the option is exercised equal to the option exercise price or in such other manner as the Compensation Committee may approve. Federated Hermes does not currently issue ISOs to its executive officers or its other employees. As of December 15, 2021, no ISOs were outstanding under the Stock Incentive Plan.

Stock Appreciation Rights. A SAR may be granted in connection with an option or independent of an option. Upon exercise of a SAR, the holder thereof is entitled to receive the excess of the fair market value of the shares for which the right will be exercised over the grant price of the SAR. The grant price (which will not be less than 100% of the fair market value of the shares on the date of grant) and other terms of the SAR will be determined by the Compensation Committee. Payment by Federated Hermes upon such exercise will be in cash.

Performance Awards. Performance awards are grants of shares of Class B Common Stock. The Compensation Committee considers the attainment of performance objectives established by the Compensation Committee in connection with such grants and such other terms and conditions as the Compensation Committee shall determine. The performance awards are no longer subject to the attainment of any such performance objectives. In addition to other or different performance goals, objectives, terms and conditions that the Compensation Committee considers or determines, the performance goal for executive officer awards generally selected by the Compensation Committee is Operating Profits as defined in the Stock Incentive Plan. For this purpose, “Operating Profits” are defined, for the applicable period, as total revenue less distributions to non-controlling (minority) interests and less total expenses (including non-operating income/expenses and income taxes and excluding amortization of intangibles, impairment losses and debt expenses) as reflected in Federated Hermes’ audited or unaudited financial statements. Except as otherwise determined by the Compensation Committee, recipients of performance awards will not be required to provide consideration other than the rendering of services. Subject to the provisions of the applicable award agreement, during the performance period, dividends and other distributions with respect to shares covered by a performance award shall, in the discretion of the Compensation Committee, either be paid to the recipient or held in escrow by Federated Hermes and paid later.

Restricted Stock. Awards of shares subject to restrictions such as vesting and otherwise as the Compensation Committee may determine may be made from time to time to participants as selected by the Compensation Committee. Restricted stock may not be disposed of by the recipient until the lapse of certain restrictions established by the Compensation Committee. Upon termination of employment of the participant during the restriction period, all restricted stock not then vested will be forfeited, subject to such exceptions, if any, authorized by the Compensation Committee. Except as otherwise determined by the Compensation Committee, recipients of restricted stock are not required to provide consideration other than the rendering of services. Recipients will have, with respect to restricted stock, all of the rights of a shareholder of Federated Hermes including the right to receive any dividends to the extent permitted by applicable law, unless the Compensation Committee determines otherwise.

Other Stock-Based Awards. In order to enable Federated Hermes to respond quickly to significant legislative and regulatory developments and to trends in executive compensation practices, the Compensation Committee will also be authorized to grant to participants, either alone or in addition to other awards granted under the amended Stock Incentive Plan, awards of stock and other awards that are valued in whole or in part by reference to, or are otherwise based on, shares of Class B Common Stock (“other stock-based awards”). Such awards can include awards of shares of Class B Common Stock without any terms or conditions such as an Award of immediately vested shares of Class B Common Stock.

The Compensation Committee will determine the participants to whom other stock-based awards are to be made, the times at which such awards are to be made, the number of shares to be granted pursuant to such awards and all other conditions of such awards. The provisions of such awards need not be the same with respect to each recipient.

Cash-Based Awards. The amended Stock Incentive Plan provides the Compensation Committee the ability to grant cash-based awards. The Compensation Committee will determine the participants to whom cash-based awards are to be made, the time at which such awards are to be made, the amount to be granted pursuant to such awards, and all other terms and conditions of such awards. The provision of such awards need not be the same with regard to each recipient.

Nonassignability of Awards. The amended Stock Incentive Plan provides that no award granted under the Stock Incentive Plan may be sold, exchanged, assigned, transferred, pledged or otherwise encumbered by a participant except in limited circumstances as outlined in the amended Stock Incentive Plan. Notwithstanding anything to the contrary contained in the amended Stock Incentive Plan, an award may be transferred to a “family member” as defined in and pursuant to the terms and conditions set forth in Section A.1.a.5 of the General Instructions to Form S-8, and on such terms and conditions as may be determined by the Compensation Committee. Each award will be exercisable, during the participant’s lifetime, only by the participant, or if permissible under applicable law, by the participant’s agent, guardian or attorney-in-fact.

Adjustments. The amended Stock Incentive Plan provides that the aggregate number of shares of Class B Common Stock which may be awarded under the amended Stock Incentive Plan and the terms of outstanding awards shall be adjusted by the Compensation Committee to reflect a change in the capitalization of the Company including, but not limited to, a stock dividend or split, recapitalization, reorganization, merger, consolidation, combination, exchange of shares, spin-off, spin-out or other distribution of assets to shareholders.

The Compensation Committee is authorized to make adjustments in performance award criteria or in the terms and conditions of other awards in recognition of unusual or non-recurring events affecting Federated Hermes or its financial statements or changes in applicable laws, regulations or accounting principles; provided that no such adjustment shall impair the rights of any participant without such participant’s consent. The Compensation Committee will be able to correct any defect, supply any omission or reconcile any inconsistency in the amended Stock Incentive Plan or any award in the manner and to the extent it shall deem desirable to carry it into effect.

Special Forfeiture Rule. The Compensation Committee is authorized to impose additional forfeiture restrictions with respect to awards granted under the amended Stock Incentive Plan including, without limitation, provisions for forfeiture in the event a participant shall engage in competition with Federated Hermes or in any other circumstance the Compensation Committee may determine.

Federal Income Tax Consequences

The following is a general summary of the principal federal income tax consequences of certain awards under the amended Stock Incentive Plan as of the date of this Information Statement, and is based upon an interpretation of present federal tax laws and regulations and may be inapplicable if such laws and regulations are changed. This summary is not intended to be exhaustive or constitute tax advice and does not describe state, local or foreign tax consequences. To the extent any awards under the amended Stock Incentive Plan are subject to Section 409A of the Code, the following description assumes that such awards will be designed to conform to the requirements of Section 409A of the Code and the regulations promulgated thereunder (or an exception thereto). The amended Stock Incentive Plan is not subject to the protective provisions of the Employee Retirement Income Security Act of 1974 and is not qualified under Code Section 401(a).

IRS Circular 230 disclosure: To ensure compliance with requirements imposed by the Internal Revenue Service (“IRS”), be advised that any U.S. federal tax advice contained in this communication (including any attachments) is not intended or written to be used, and cannot be used, for the purpose of (i) avoiding penalties under the Code, or (ii) promoting, marketing or recommending to another party any transaction or matter addressed herein.

Nonqualified Stock Options and SARs. In general, an optionee will not recognize income at the time an NSO is granted. Rather, at the time of exercise, the optionee will recognize ordinary income in an amount equal to the difference between the option price paid for the shares and the fair market value of the shares on the date of exercise. If the exercise price of an NSO is paid in whole or in part in shares of Class B Common Stock, the tax results to the optionee are (i) a tax-free exchange of previously-owned shares for an equivalent number of new shares and (ii) the realization of ordinary income in an amount equal to the fair market value on the date of exercise of any additional shares received in excess of the number exchanged. At the time of sale of shares acquired pursuant to the exercise of an NSO, any appreciation (or depreciation) in the value of the shares after the date of exercise generally will be treated as capital gain (or loss). Federated Hermes is generally entitled to a tax deduction in an amount equal to the compensation income recognized by the optionee. This deduction is allowed in Federated Hermes’ taxable year in which the income is included as compensation to the optionee.

SARs are treated very similarly to nonqualified stock options for tax purposes. A participant receiving a SAR will not normally recognize any taxable income upon the grant of the SAR. Upon the exercise of the SAR, the participant will recognize compensation taxable as ordinary income equal to either: (i) the cash received upon the exercise or (ii) if Class B Common Stock is received upon the exercise of the stock appreciation right, the fair market value of the Class B Common Stock received. Federated Hermes is generally entitled to a tax deduction in an amount equal to the compensation income recognized by the participant. This deduction is allowed in Federated Hermes’ taxable year in which the income is included as compensation to the participant.

Incentive Stock Options. Options issued under the amended Stock Incentive Plan and designated as ISOs are intended to qualify under Code Section 422. Under the provisions of Code Section 422 and the regulations promulgated thereunder, an optionee will not be required to recognize any income for federal income tax purposes at the time of grant of an ISO, nor is Federated Hermes entitled to any deduction. The exercise of an ISO also is not a taxable event, although the difference between the option price and the fair market value of the option stock on the date of exercise is an item of tax preference for purposes of the alternative minimum tax.

The taxation of gain or loss upon the sale of shares acquired upon exercise of an ISO depends, in part, on whether the stock is held for at least two years from the date the option was granted and at least one year from the date the stock was transferred to the optionee. If shares issued to an optionee upon the exercise of an ISO are not disposed of prior to satisfying the holding period requirements, then upon the sale of the shares any amount realized in excess of the option price generally will be taxed to the optionee as long-term capital gain and any loss sustained will be a long-term capital loss. If shares acquired upon the exercise of an ISO are disposed of prior to satisfying the holding period requirements described above (a “disqualifying disposition”), the optionee generally will recognize ordinary income in the year of disposition in an amount equal to any excess of the fair market value of the shares at the time of exercise (or, if less, the amount realized on the disposition of the shares) over the option price paid for the shares. Any further gain (or loss) realized by the optionee generally will be taxed as short-term or long-term capital gain (or loss) depending on the holding period. If the optionee recognizes ordinary income upon a disqualifying disposition, Federated Hermes generally will be entitled to a tax deduction in the same amount. This deduction is allowed in Federated Hermes’ taxable year in which the income is recognized by the optionee. Subject to certain exceptions for death or disability, if an optionee exercises an ISO more than three months after termination of employment, the exercise of the option will be taxed as the exercise of an NSO.

Performance Awards. A participant generally will not recognize income upon the grant of a performance award. Upon payment of the performance award, the participant will recognize ordinary income in an amount equal to the cash received or, if the performance award is payable in Class B Common Stock, the fair market value of the Common Stock received. When the participant recognizes ordinary income upon payment of a performance award, Federated Hermes will generally be entitled to a tax deduction in the same amount. This deduction is allowed in Federated Hermes’ taxable year in which the income is recognized by the participant.

Restricted Stock. Upon the grant of restricted stock, the participant will not normally recognize taxable income and Federated Hermes will not be allowed a tax deduction. Rather, on the dates when restricted stock vests, the participant will recognize ordinary income equal to the fair market value of the stock on that date (less the price paid, if any, for such stock). Alternatively, the participant may elect (commonly referred to as a Section 83(b) election), within 30 days after the grant of restricted stock, to recognize ordinary income at the time of the grant, in which event the amount of such ordinary income will be equal to the fair market value of the stock on the date of grant (less the price paid, if any, for such stock), even though the stock is not vested and remains subject to forfeiture. When the vesting and the forfeiture restrictions lapse, no additional income is includable in gross income at that time. Rather, subsequent appreciation in the value of the stock will be taxed as capital gain or loss upon the sale of such stock. If, however, the stock is forfeited prior to becoming vested or for failure to meet the performance measure event (if any), the tax paid in connection with making an 83(b) election is not directly recoverable. If a Section 83(b) election has not been made, any dividends received with respect to the restricted stock prior to the dates the restricted stock vests will be treated as additional compensation that is taxable as ordinary income to the participant. In either event, at the time the participant recognizes income with respect to the restricted stock, Federated Hermes is generally entitled to a deduction in an equal amount.

Unrestricted Stock. The tax consequences of receiving unrestricted shares of Class B Common Stock pursuant to an award under the Amended Stock Incentive Plan is similar to receiving cash compensation. If the shares of Class B Common Stock are unrestricted (i.e., not subject to a substantial risk of forfeiture), the participant must recognize ordinary income equal to the fair market value of the Class B Common Stock received less any amount paid for such stock and Federated Hermes is generally entitled to a deduction in an equal amount. This deduction is allowed in Federated Hermes’ taxable year in which the income is recognized by the participant.

Compliance with Section 162(m); Consequences of Change of Control. It has been Federated Hermes’ intent that compensation payable pursuant to awards (other than awards of Restricted Stock which vest based solely on continued employment) to “covered employees” as such term is defined in Regulation 1.162-27(c)(2) promulgated under Section 162(m) of the Code, or any successor provision, qualify as “performance-based compensation” as defined in Regulation 1.162-27(e) under Section 162(m).

On December 22, 2017, Section 162(m) was amended by the Tax Cuts and Jobs Act of 2017 (“2017 Tax Act”). For awards beginning in 2018, the Compensation Committee reviewed the 2017 Tax Act, as well as the terms of Federated Hermes’ Annual Incentive Plan and Stock Incentive Plan, and determined, based on management’s recommendation after consulting with tax counsel, that the achievement of the performance goal will not be a condition precedent for future awards, but instead will be a factor that the Committee can consider in determining whether the awards are earned. For taxable years beginning after December 31, 2017, among other changes, the 2017 Tax Act: (1) eliminated the exception for performance-based compensation under Section 162(m) of the Code, so all performance and non-performance based compensation paid to a covered employee that is greater than $1 million per year will be non-deductible; (2) expanded the definition of “covered employee” to include the principal financial officer (e.g., Chief Financial Officer) in addition to the principal executive officer (e.g., Chief Executive Officer) and the next three highest compensated officers; and (3) provided that an employee who qualifies as a “covered employee” at any time on or after January 1, 2017, will always remain a “covered employee” (even after termination of employment). These non-deductibility rules also apply to a covered employee’s beneficiary (e.g., payments made after termination of employment, including death). With these changes, any compensation (including performance-based compensation) in excess of $1 million that is paid to a covered employee will be non-deductible. As a result, the Committee took into consideration the fact that performance-based compensation arrangements can be structured without regard to the technical and prescription requirements of Code Section 162(m) and Treasury Regulation 1.162-27. For awards beginning in 2018, the Compensation Committee also determined, based upon management’s recommendation after consulting with tax counsel and after reviewing the 2017 Tax Act changes and the Annual Incentive Plan and Stock Incentive Plan, that it has the discretion, in appropriate circumstances, to increase, reduce or eliminate a bonus. None of the determinations that the Compensation Committee made upon considering the 2017 Tax Act were intended to modify or otherwise effect in any way any remuneration provided pursuant to a written binding contract in effect as of November 2, 2017. As a general matter, the changes to Code Section 162(m) effected by the 2017 Tax Act apply to taxable years beginning after December 31, 2017 (i.e., from January 1, 2018 forward); however, remuneration provided pursuant to a written binding contract in effect as of November 2, 2017, and which has not thereafter been modified in any material respect, can be grandfathered under the 2017 Tax Act and continue to be deductible (assuming compliance with other relevant requirements of former Code Section 162(m)). After consulting with Federated Hermes’ independent registered public accounting firm and tax counsel, management advised the Compensation Committee that based on Federated Hermes’ plans, agreements and practices, management believes that past performance-based compensation awards would be eligible to be grandfathered and continue to be deductible (absent additional guidance being promulgated that would result in a different conclusion).

If any provision of the Stock Incentive Plan or an award is later found to make compensation intended to be performance-based compensation ineligible for its intended treatment, the provision shall be deemed null and void, unless otherwise determined by the Committee.

In addition, if a change of control of Federated Hermes causes awards under the amended Stock Incentive Plan to accelerate vesting, the participants could, in some cases, be considered to have received “excess parachute payments,” which could subject participants to a 20% excise tax on the excess parachute payments and could result in a disallowance of Federated Hermes’ deductions under Code Section 280G.

Section 409A of the Code. Notwithstanding anything to the contrary contained in the amended Stock Incentive Plan or in any award agreement, if any award or benefit is subject to the provisions of Section 409A of the Code, the provisions of the amended Stock Incentive Plan and any applicable award agreement shall be administered, interpreted, and construed to comply with Section 409A of the Code or an exception hereto. Federated Hermes will not be liable to any participant (or other person) due to the failure of any award to satisfy the requirements of Section 409A of the Code.

New Plan Benefits

All awards to participants under the amended Stock Incentive Plan will be made at the discretion of the Compensation Committee (unless the Compensation Committee has delegated its authority as permitted under the plan with respect to participants other than those subject to Section 16 of the Exchange Act). Therefore, the benefits and amounts that will be received or allocated under the amended Stock Incentive Plan are not determinable at this time.

EXHIBIT A

FEDERATED HERMES, INC.

STOCK INCENTIVE PLAN

(Adopted as of February 20, 1998)

(Amended as of August 26, 1998)

(Amended as of August 31, 1998)

(Amended as of January 26, 1999)

(Amended as of May 17, 1999)

(Amended as of July 20, 1999)

(Amended as of January 29, 2002)

(Approved by Shareholders April 24, 2002)

(Amended as of February 5, 2004)

(Amended as of April 19, 2004)

(Amended as of April 27, 2006)

(Amended as of April 22, 2010)

(Amended as of April 28, 2011)

(Approved by Shareholders April 28, 2016)

(Amended and Approved by Shareholders as of April 26, 2018)

(Amended as of January 31, 2020)

(Amended and Approved by Shareholders as of January          , 2022)

1.	Purpose

The purpose of the Federated Hermes, Inc. Stock Incentive Plan (the “Plan”) is to:

(a)

Facilitate the assumption by Federated Hermes, Inc. (formerly Federated Investors, Inc.), as the surviving corporation of a merger with its parent corporation, Federated Investors, of certain stock incentive awards previously made by Federated Investors to its employees; and

(b)

Continue to promote the long-term growth and performance of Federated Hermes, Inc. and its affiliates and to attract and retain outstanding individuals by awarding directors, executive officers and key employees stock options, stock appreciation rights, performance awards, restricted stock and/or other stock-based awards.

2.	Definitions

The following definitions are applicable to the Plan:

“Award” means the grant of Options, SARs, Performance Awards, Restricted Stock or other stock-based award or cash-based award under the Plan.

“Board” means the Board of Directors of the Company.

“Board Committee” means the committee of the Board appointed in accordance with Section 4 to administer the Plan.

“Code” means the Internal Revenue Code of 1986, as amended.

“Commission” means the Securities and Exchange Commission.

“Common Stock” means the Class B Common Stock of the Company, no par value per share.

“Company” means Federated Hermes, Inc., a Pennsylvania corporation, and its successors and assigns.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Fair Market Value” means, on any date, the closing sale price of one share of Common Stock, as reported on the New York Stock Exchange or any national securities exchange on which the Common Stock is then listed or on The NASDAQ Stock Market’s National Market (“NNM”) if the Common Stock is then quoted thereon, as published in the Wall Street Journal or another newspaper of general circulation, as of such date or, if there were no sales reported as of such date, as of the last date preceding such date as of which a sale was reported. In the event that the Common Stock is not listed for trading on a national securities exchange or authorized for quotation on NNM, Fair Market Value shall be the closing bid price as reported by The NASDAQ Stock Market or The NASDAQ SmallCap Market (if applicable), or if no such prices shall have been so reported for such date, on the next preceding date for which such prices were so reported. In the event that the Common Stock is not listed on the New York Stock Exchange, a national securities exchange or NNM, and is not listed for quotation on The NASDAQ Stock Market or The NASDAQ SmallCap Market, Fair Market Value shall be determined in good faith by the Board Committee in its sole discretion, and for this purpose the Board Committee shall be entitled to rely on the opinion of a qualified appraisal firm with respect to such Fair Market Value, but the Board Committee shall in no event be obligated to obtain such an opinion in order to determine Fair Market Value.

“Grant Date” means the date on which the grant of an Option under Section 5.1 hereof or a SAR under Section 6.1 hereof becomes effective pursuant to the terms of the Stock Option Agreement or Stock Appreciation Rights Agreement, as the case may be, relating thereto.

“Incentive Stock Option” means an option to purchase shares of Common Stock designated as an incentive stock option and which complies with Section 422 of the Code.

“Non-Statutory Stock Option” means an option to purchase shares of Common Stock which is not an Incentive Stock Option.

“Offering” means the initial public offering of Class B Common Stock by United States and international underwriters.

“Option” means any option to purchase shares of Common Stock granted under Sections 5.1 hereof.

“Option Price” means the purchase price of each share of Common Stock under an Option.

“Outside Director” means a member of the Board who is not an employee of the Company or any Subsidiary.

“Participant” means any Outside Director and any salaried employee of the Company and its affiliates designated by the Board Committee to receive an Award under the Plan.

“Performance Award” means an Award of shares of Common Stock granted under Section 7.

“Performance Period” means the period of time established by the Board Committee for achievement of certain objectives under Section 7.1 hereof.

“Restriction Period” means the period of time specified in a Performance Share Award Agreement or a Restricted Stock Award Agreement, as the case may be, between the Participant and the Company during which the following conditions remain in effect: (i) certain restrictions on the sale or other disposition of shares of Common Stock awarded under the Plan, and (ii) subject to the terms of the applicable agreement, a requirement of continued employment of the Participant in order to prevent forfeiture of the Award.

“Stock Appreciation Rights” or “SARs” means the right to receive a cash payment from the Company equal to the excess of the Fair Market Value of a stated number of shares of Common Stock at the exercise date over a fixed price for such shares.

“Subsidiary” means any corporation, business trust or partnership (other than the Company) in an unbroken chain of corporations, business trusts or partnerships beginning with the Company if each of the corporations, business trusts or partnerships (other than the last corporation, business trust or partnership in the chain) owns stock, beneficial interests or partnership interests possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations, business trusts or partnerships in the chain.

“Ten Percent Holder” means a person who owns (within the meaning of Section 424(d) of the Code) more than ten percent of the voting power of all classes of stock of the Company or of its parent corporation or Subsidiary.

3.	Shares Subject to Plan

3.1      Shares Reserved under the Plan. Subject to adjustment as provided in Section 3.2, the number of shares of Common Stock cumulatively available under the Plan shall equal 36,050,000 shares. All of such authorized shares of Common Stock shall be available for the grant of Incentive Stock Options under the Plan. No Participant shall receive Awards in respect of more than 900,000 shares of Common Stock in any fiscal year of the Company. In addition, the aggregate Fair Market Value (determined on the Grant Date) of Common Stock with respect to which Incentive Stock Options granted a Participant become exercisable for the first time in any single calendar year shall not exceed $100,000. Any Common Stock issued by the Company through the assumption or substitution of outstanding grants from an acquired corporation or entity shall not reduce the shares available for grants under the Plan. Shares of Common Stock to be issued pursuant to the Plan may be authorized and unissued shares, treasury shares, shares held by the Company’s or a Subsidiary’s employee benefit trust or any combination thereof. Subject to Section 6.2 hereof, if any shares of Common Stock subject to an Award hereunder are forfeited or any such Award otherwise terminates without the issuance of such shares of Common Stock to a Participant, or if any shares of Common Stock are surrendered by a Participant in full or partial payment of the Option Price of an Option, such shares, to the extent of any such forfeiture, termination or surrender, shall again be available for grant under the Plan.

3.2      Adjustments. The aggregate number of shares of Common Stock which may be awarded under the Plan and the terms of outstanding Awards shall be adjusted by the Board Committee to reflect a change in the capitalization of the Company, including but not limited to, a stock dividend or split, recapitalization, reorganization, merger, consolidation, combination, exchange of shares, spin-off, spin-out or other distribution of assets to shareholders.

3.3      Merger With Federated Investors. Notwithstanding the foregoing, the Company’s merger with Federated Investors and assumption of its outstanding stock incentive awards will not result in any adjustment to the number of shares available under the Plan and will reduce the number of shares available under this Plan accordingly. For purposes of this Plan, after the merger all such stock incentive awards shall be treated as Awards under this Plan, except that any Grant Date, Performance Period or Restricted Period shall relate back to the date on which the awards were made by Federated Investors.

4.	Administration of Plan

4.1      Administration by the Board Committee. The Plan shall be administered as follows.

(a)

Prior to an Offering, the Plan shall be administered by either the full Board or by the Board Committee if one is established by the Board. Prior to an Offering, any member of the Board may serve on the Board Committee.

(b)

After an Offering, the Plan shall be administered by the Board Committee, which shall consist of no fewer than two members of the Board who are (i) “Non-Employee Directors” for purposes of Rule 16b-3 of the Commission under the Exchange Act and (ii) to the extent required to ensure that awards under the Plan are exempt for purposes of Section 162(m) of the Code, “outside directors” for purposes of prior Section 162(m) or a successor provision; provided, however, that the Board Committee may delegate some or all of its authority and responsibility under the Plan with respect to Awards to Participants who are not subject to Section 16 of the Exchange Act to the Chief Executive Officer of the Company, one or more of its members or to one or more officers of the Company and/or its Subsidiaries or to one or more agents or advisors such administrative duties or powers as it may deem advisable, and the Committee or any individuals to whom it has delegated duties or powers as aforesaid may employ one or more individuals to render advice with respect to any responsibility the Committee or such individuals may have under the Plan. In the event that, after an Offering, the Board does not have two members who qualify as “Non-Employee Directors” for purposes of Rule 16b-3, the Plan shall be administered by the full Board.

(c)

The Board Committee shall have authority to interpret the Plan, to establish, amend, and rescind any rules and regulations relating to the Plan, to prescribe the form of any agreement or instrument executed in connection herewith, and to make all other determinations necessary or advisable for the administration of the Plan. All such interpretations, rules, regulations and determinations shall be conclusive and binding on all persons and for all purposes. In addition, the Board Committee or its designee shall have authority, without amending the Plan, to grant Awards hereunder to Participants who are foreign nationals or employed outside the United States or both, on terms and conditions different from those specified herein as may, in the sole judgment and discretion of the Board Committee or its designee, be necessary or desirable to further the purpose of the Plan.

(d)	In the event that the Board does not establish a Board Committee for any reason, any reference in this Plan to the Board Committee shall be deemed to refer to the full Board.

4.2      Designation of Participants. Participants shall be selected, from time to time, by the Board Committee, from the Outside Directors and from those executive officers and key employees of the Company and its affiliates who, in the opinion of the Board Committee, have the capacity to contribute materially to the continued growth and successful performance of the Company.

5.	Stock Options

5.1      Grants. Options may be granted, from time to time, to such Participants as may be selected by the Board Committee on such terms, not inconsistent with this Plan, as the Board Committee shall determine; provided, however, that, unless permitted by the Code, Incentive Stock Options may not be granted to a Participant who is an Outside Director. The Option Price shall be determined by the Board Committee effective on the Grant Date; provided, however, that (i) in the case of Incentive Stock Options granted to a Participant who on the Grant Date is not a Ten Percent Holder, such price shall not be less than one hundred percent (100%) of the Fair Market Value of a share of Common Stock on the Grant Date, (ii) in the case of an Incentive Stock Option granted to a Participant who on the Grant Date is a Ten Percent Holder, such price shall be not less than one hundred and ten percent (110%) of the Fair Market Value of a share of Common Stock on the Grant Date, and (iii) in the case of Non-Statutory Stock Options, such price shall be not less than eighty-five percent (85%) of the Fair Market Value of a share of Common Stock on the Grant Date. The number of shares of Common Stock subject to each Option granted to each Participant, the terms of each Option, and any other terms and conditions of an Option granted hereunder shall be determined by the Board Committee, in its sole discretion, effective on the Grant Date; provided, however, that no Incentive Stock Option shall be exercisable any later than ten (10) years from the Grant Date. Each Option shall be evidenced by a Stock Option Agreement between the Participant and the Company which shall specify the type of Option granted, the Option Price, the term of the Option, the number of shares of Common Stock to which the Option pertains, the conditions upon which the Option becomes exercisable and such other terms and conditions as the Board Committee shall determine.

5.2      Payment of Option Price. No shares of Common Stock shall be issued upon exercise of an Option until full payment of the Option Price therefor by the Participant. Upon exercise, the Option Price may be paid in cash, and, subject to approval by the Board Committee, in shares of Common Stock having a Fair Market Value equal to the Option Price, or in any combination thereof, or in any other manner approved by the Board Committee.

5.3      Rights as Shareholders. Participants shall not have any of the rights of a shareholder with respect to any shares subject to an Option until such shares have been issued upon the proper exercise of such Option.

5.4      Transferability of Options. Options granted under the Plan may not be sold, transferred, pledged, assigned, hypothecated or otherwise disposed of except by will or by the laws of descent and distribution; provided, however, that, if authorized in the applicable Award agreement, a Participant may make one or more gifts of Options granted hereunder to members of the Participant’s immediate family or trusts or partnerships for the benefit of such family members. All Options granted to a Participant under the Plan shall be exercisable during the lifetime of such Participant only by such Participant, such Participant’s agent, guardian or attorney-in-fact; provided, however, that all Options transferred in a manner consistent with the terms of an Award agreement may be exercised by the transferee.

5.5      Termination of Employment/Directorship. If a Participant ceases to be an employee of either the Company or of any of its affiliates, any Options granted hereunder to such Participant as an employee shall be exercisable in accordance with the Stock Option Agreement between the Participant and the Company. If a Participant ceases to be an Outside Director, any Options granted hereunder to such Participant as an Outside Director shall be exercisable in accordance with the Stock Option Agreement between the Participant and the Company.

5.6      Designation of Incentive Stock Options. Except as otherwise expressly provided in the Plan, the Board Committee may, at the time of the grant of an Option, designate such Option as an Incentive Stock Option under Section 422 of the Code.

5.7      Certain Incentive Stock Option Terms. In the case of any grant of an Incentive Stock Option, whenever possible, each provision in the Plan and in any related agreement shall be interpreted in such a manner as to entitle the Option holder to the tax treatment afforded by Section 422 of the Code, and if any provision of this Plan or such agreement shall be held not to comply with requirements necessary to entitle such Option to such tax treatment, then (i) such provision shall be deemed to have contained from the outset such language as shall be necessary to entitle the Option to the tax treatment afforded under Section 422 of the Code, and (ii) all other provisions of this Plan and the agreement relating to such Option shall remain in full force and effect. If any agreement covering an Option designated by the Board Committee to be an Incentive Stock Option under this Plan shall not explicitly include any terms required to entitle such Incentive Stock Option to the tax treatment afforded by Section 422 of the Code, all such terms shall be deemed implicit in the designation of such Option and the Option shall be deemed to have been granted subject to all such terms.

6.	Stock Appreciation Rights

6.1      Grants. Stock Appreciation Rights may be granted, from time to time, to such Participants as may be selected by the Board Committee. SARs may be granted at the discretion of the Board Committee either (i) in connection with an Option or (ii) independent of an Option. The price from which appreciation shall be computed shall be established by the Board Committee at the Grant Date; provided, however, that such price shall not be less than one-hundred percent (100%) of the Fair Market Value of the number of shares of Common Stock subject of the grant on the Grant Date. In the event the SAR is granted in connection with an Option, the fixed price from which appreciation shall be computed shall be the Option Price. Each grant of a SAR shall be evidenced by a Stock Appreciation Rights Agreement between the Participant and the Company which shall specify the type of SAR granted, the number of SARs, the conditions upon which the SARs vest and such other terms and conditions as the Board Committee shall determine.

6.2      Exercise of SARs. SARs may be exercised upon such terms and conditions as the Board Committee shall determine; provided, however, that SARs granted in connection with Options may be exercised only to the extent the related Options are then exercisable. Notwithstanding Section 3.1 hereof, upon exercise of a SAR granted in connection with an Option as to all or some of the shares subject of such Award, the related Option shall be automatically canceled to the extent of the number of shares subject of the exercise, and such shares shall no longer be available for grant hereunder. Conversely, if the related Option is exercised as to some or all of the shares subject of such Award, the related SAR shall automatically be canceled to the extent of the number of shares of the exercise, and such shares shall no longer be available for grant hereunder.

6.3      Payment of Exercise. Upon exercise of a SAR, the holder shall be paid in cash the excess of the Fair Market Value of the number of shares subject of the exercise over the fixed price, which in the case of a SAR granted in connection with an Option shall be the Option Price for such, shares.

6.4      Rights of Shareholders. Participants shall not have any of the rights of a shareholder with respect to any Options granted in connection with a SAR until shares have been issued upon the proper exercise of an Option.

6.5      Transferability of SARs. SARs granted under the Plan may not be sold, transferred, pledged, assigned, hypothecated or otherwise disposed of except by will or by the laws of descent and distribution. All SARs granted to a Participant under the Plan shall be exercisable during the lifetime of such Participant only by such Participant, such Participant’s agent, guardian, or attorney-in-fact.

6.6      Termination of Employment/Directorship. If a Participant ceases to be an employee of either the Company or of any of its affiliates, any SARs granted hereunder to such Participant as an employee shall be exercisable in accordance with the Stock Appreciation Rights Agreement between the Participant and the Company. If a Participant ceases to be an Outside Director, any SARs granted hereunder to such Participant as an Outside Director shall be exercisable in accordance with the Stock Appreciation Rights Agreement between the Participant and the Company.

7.	Performance Awards

7.1      Awards. Awards of shares of Common Stock may be made, from time to time, to such Participants as may be selected by the Board Committee. Such shares shall be delivered to the Participant only upon (i) achievement of such corporate, sector, division, individual or any other objectives or criteria during the Performance Period as shall be established by the Board Committee and (ii) the expiration of the Restriction Period. Except as provided in the Performance Share Award Agreement between the Participant and the Company, shares subject to such Awards under this Section 7.1 shall be released to the Participant only after the expiration of the relevant Restriction Period. Each Award under this Section 7.1 shall be evidenced by a Performance Share Award Agreement between the Participant and the Company which shall specify the applicable performance objectives, the Performance Period, the Restriction Period, any forfeiture conditions and such other terms and conditions as the Board Committee shall determine.

7.2      Stock Certificates. Upon an Award of shares of Common Stock under Section 7.1 of the Plan, the Company shall issue a certificate registered in the name of the Participant bearing the following legend and any other legend required by any federal or state securities laws or by the Pennsylvania Business Corporation Law:

“The sale or other transfer of the shares of stock represented by this certificate is subject to certain restrictions set forth in the Federated Hermes, Inc. Stock Incentive Plan, administrative rules adopted pursuant to such Plan and a Performance Share Award Agreement between the registered owner and Federated Hermes, Inc. A copy of the Plan, such rules and such Agreement may be obtained from the Secretary of Federated Hermes, Inc.”

Unless otherwise provided in the Performance Share Award Agreement between the Participant and the Company, such certificates shall be retained by the Company until the expiration of the Restriction Period. Upon the expiration of the Restriction Period, the Company shall (i) cause the removal of the legend from the certificates for such shares as to which a Participant is entitled in accordance with the Performance Share Award Agreement between the Participant and the Company and (ii) release such shares to the custody of the Participant.

7.3      Rights as Shareholders. Subject to the provisions of the Performance Share Award Agreement between the Participant and the Company, during the Performance Period, dividends and other distributions paid with respect to all shares awarded thereto under Section 7.1 hereof shall, in the discretion of the Board Committee, either be paid to Participants or held in escrow by the Company and paid to Participants only at such time and to such extent as the related Performance Award is earned. During the period between the completion of the Performance Period and the expiration of the Restriction Period, Participants shall be entitled to receive dividends and other distributions only as to the number of shares determined in accordance with the Performance Share Award Agreement between the Participant and the Company.

7.4      Transferability of Shares. Certificates evidencing the shares of Common Stock awarded under the Plan shall not be sold, exchanged, assigned, transferred, pledged, hypothecated or otherwise disposed of until the expiration of the Restriction Period.

7.5      Termination of Employment/Directorship. If a Participant ceases to be an employee of either the Company or of any of its affiliates, the number of shares, if any, to which the Participant shall be entitled pursuant to any Award granted to such Participant as an employee under this Section 7 shall be determined in accordance with the Performance Share Award Agreement between the Participant and the Company. If a Participant ceases to be an Outside Director, the number of shares, if any, to which the Participant shall be entitled pursuant to any Award granted to such Participant as an Outside Director under this Section 7 shall be determined in accordance with the Performance Share Award Agreement between the Participant and the Company.

7.6      Transfer of Employment. If a Participant transfers employment from one business unit of the Company or any of its affiliates to another business unit during a Performance Period, such Participant shall be eligible to receive such number of shares of Common Stock as the Board Committee may determine based upon such factors as the Board Committee in its sole discretion may deem appropriate.

8.	Restricted Stock Awards

8.1      Awards. Awards of shares of Common Stock subject to such restrictions as to vesting and otherwise as the Board Committee shall determine, may be made, from time to time, to Participants as may be selected by the Board Committee. The Board Committee may in its sole discretion at the time of the Award or at any time thereafter provide for the early vesting of such Award prior to the expiration of the Restriction Period. Each Award under this Section 8.1 shall be evidenced by a Restricted Stock Award Agreement between the Participant and the Company which shall specify the vesting schedule, any rights of acceleration, any forfeiture conditions, and such other terms and conditions as the Board Committee shall determine.

8.2      Stock Certificates. Upon an Award of shares of Common Stock under Section 8.1 of the Plan, the Company may issue a certificate registered in the name of the Participant bearing the following legend and any other legend required by any federal or state securities laws or by the Pennsylvania Business Corporation Law.

“The sale or other transfer of the shares of stock represented by this certificate is subject to certain restrictions set forth in the Federated Hermes, Inc. Stock Incentive Plan, administrative rules adopted pursuant to such Plan and a Restricted Stock Award Agreement between the registered owner and Federated Hermes, Inc. A copy of the Plan, such rules and such agreement may be obtained from the Secretary of Federated Hermes, Inc.”

Unless otherwise provided in the Restricted Stock Award Agreement between the Participant and the Company, such certificates shall be retained in custody by the Company until the expiration of the Restriction Period. Upon the expiration of the Restriction Period, the Company shall (i) cause the removal of the legend from the certificates for such shares as to which a Participant is entitled in accordance with the Restricted Stock Award Agreement between the Participant and the Company and (ii) release such shares to the custody of the Participant.

8.3      Rights as Shareholders. During the Restriction Period, Participants shall be entitled to receive dividends and other distributions paid with respect to all shares awarded thereto under Section 8.1 hereof.

8.4      Transferability of Shares. Certificates evidencing the shares of Common Stock awarded under the Plan shall not be sold, exchanged, assigned, transferred, pledged, hypothecated or otherwise disposed of until the expiration of the Restriction Period.

8.5      Termination of Employment/Directorship. If a Participant ceases to be an employee of either the Company or of any of its affiliates, the number of shares, if any, to which the Participant shall be entitled pursuant to any Award granted to such Participant as an employee under this Section 8 shall be determined in accordance with the Restricted Stock Award Agreement between the Participant and the Company. If a Participant ceases to be an Outside Director, the number of shares, if any, to which the Participant shall be entitled pursuant to any Award granted to such Participant as an Outside Director under this Section 8 shall be determined in accordance with the Restricted Stock Award Agreement between the Participant and the Company. All remaining shares as to which restrictions apply at the date of termination of employment shall be forfeited subject to such exceptions, if any, authorized by the Board Committee.

9.	Other Stock-Based Awards

Awards of shares of Common Stock and other awards that are valued in whole or in part by reference to, or are otherwise based on, Common Stock, may be made, from time to time, to Participants as may be selected by the Board Committee. Such Awards may be made alone or in addition to or in connection with any other Award hereunder. The Board Committee may in its sole discretion determine the terms and conditions, if any, of any such Award. Each such Award, other than an Award of shares of Common Stock without any terms or conditions such as an Award of immediately-vested shares of Common Stock, shall be evidenced by an agreement between the Participant and the Company which shall specify the number of shares of Common Stock subject of the Award, any consideration therefor, any vesting or performance requirements and such other terms and conditions as the Board Committee shall determine.

10.	Reserved

11.	Amendment or Termination of Plan

The Board may amend, suspend or terminate the Plan or any part thereof from time to time, provided that no change may be made which would impair the rights of a Participant to whom shares of Common Stock have theretofore been awarded without the consent of said Participant.

12.	Miscellaneous

12.1      Rights of Employees. Nothing in the Plan shall interfere with or limit in any way the right of the Company or any affiliate to terminate any Participant’s employment at any time, nor confer upon any Participant any right to continued employment with the Company or any affiliate.

12.2      Tax Withholding. The Company shall have the authority to withhold, or to require a Participant to remit to the Company, prior to issuance or delivery of any shares or cash hereunder, an amount sufficient to satisfy federal, state and a local tax withholding requirements associated with any Award. In addition, the Company may, in its sole discretion, permit a Participant to satisfy any tax withholding requirements, in whole or in part, by (i) delivering to the Company shares of Common Stock held by such Participant having a Fair Market Value equal to the amount of the tax; (ii) directing the Company to retain shares of Common stock otherwise issuable to the Participant under the Plan; or (iii) any other method approved by the Board Committee.

12.3      Status of Awards. Awards hereunder shall not be deemed compensation for purposes of computing benefits under any retirement plan of the Company or affiliate and shall not affect any benefits under any other benefit plan now or hereafter in effect under which the availability or amount of benefits is related to the level of compensation.

12.4      Waiver of Restrictions. The Board Committee may, in its sole discretion, based on such factors as the Board Committee may deem appropriate, waive in whole or in part, any remaining restrictions or vesting requirements in connection with any Award hereunder.

12.5      Adjustment of Awards. Subject to Section 11, the Board Committee shall be authorized to make adjustments in performance award criteria or in the terms and conditions of other Awards in recognition of unusual or nonrecurring events affecting the Company or its financial statements or changes in applicable laws, regulations or accounting principles; provided however, that no such adjustment shall impair the rights of any Participant without such Participant’s consent. The Board Committee may also make Awards hereunder in replacement of, or as alternatives to, Awards previously granted to Participants, including without limitation, previously granted Options having higher Option Prices and grants or rights under any other plan of the Company or of any acquired entity. The Board Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award in the manner and to the extent it shall deem desirable to carry it into effect. In the event the Company shall assume outstanding employee benefit awards or the right or obligation to make future such awards in connection with the acquisition of another corporation or business entity, the Board Committee may, in its discretion, make such adjustments in the terms of Awards under the Plan as it shall deem appropriate.

12.6      Consideration for Awards. Except as otherwise required in any applicable agreement or by the terms of the Plan, Participants under the Plan shall not be required to make any payment or provide consideration for an Award other than the rendering of services.

12.7      Special Forfeiture Rule. Notwithstanding any other provision of this Plan to the contrary, the Board Committee shall be authorized to impose additional forfeiture restrictions with respect to Awards granted under the Plan, including, without limitation, provisions for forfeiture in the event the Participant shall engage in competition with the Company or in any other circumstance the Board Committee may determine.

12.8      Effective Date and Term of Plan. The Plan shall be effective as of the date it is approved by the Board, subject to the approval thereof by the shareholders of the Company. Unless terminated under the provisions of Section 11 hereof, the Plan shall continue in effect indefinitely; provided, however, that no Incentive Stock Options shall be granted after the tenth anniversary of the effective date of the Plan.

12.9      Compliance with Section 162(m). ~~It is the Company’s intent~~ thatTo the extent available or applicable, compensation payable pursuant to Awards (other than Awards of Restricted Stock which vest based solely on continued employment) to “covered employees” as such term is defined in ~~Regulation 1.162-27(c)(2)~~any relevant regulations promulgated under Section 162(m) of the Code, or any successor provision (“Section 162(m)”), can qualify as “performance-based compensation” as defined in ~~Regulation 1.162-27(e)~~any relevant regulations under Section 162(m) or any successor provision. If any provision of this Plan or an Award is later found to make compensation intended to be performance-based compensation ineligible for any such available or applicable treatment, the provision shall be deemed null and void, unless otherwise determined by a committee of the Board comprised solely of “outside directors” as such term is defined under prior Regulation 1.162-27(e)(3) under Section 162(m) or any successor provision.

12.10      Transferability of Awards. Notwithstanding anything to the contrary contained in this Plan, any Award may be transferred to a “family member” as defined in and pursuant to the terms and conditions set forth in Section A.1.a.5 of the General Instructions to Form S-8 promulgated under the Securities Act of 1933, as amended, as such provision may be amended from time to time, on such terms and conditions as may be determined by the Board Committee.

12.11      Compliance with Laws. Notwithstanding anything to the contrary contained in this Plan or in any Award agreement, each Award shall be subject to the requirement, if at any time the Board Committee shall determine, in its sole discretion, that such requirement shall apply, that the listing, registration or qualification of any Award under this Plan, or of the Common Stock, or property or other forms of payment issuable pursuant to any Award under this Plan, on any stock exchange or other market quotation system or under any federal or state law, or the consent or approval of any government regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of such Award or the exercise or settlement thereof, such Award shall not be granted, exercised or settled, in whole or in part, until such listing, registration, qualification, consent or approval shall have been effected, obtained and maintained free of any conditions not acceptable to the Board Committee. Notwithstanding anything to the contrary contained in this Plan or in any Award agreement, no shares of Common Stock or property or other forms of payment shall be issued under this Plan with respect to any Award unless the Board Committee shall be satisfied that such issuance will be in compliance with applicable laws and any applicable rules of any stock exchange or other market quotation system on which such shares of Common Stock are listed. If the Board Committee determines that the exercise of any Option or Stock Appreciation Right would fail to comply with any applicable law or any applicable rules of any stock exchange or other market quotation system on which the shares of Common Stock are listed, the Participant holding such Option or Stock Appreciation Right shall have no right to exercise such Option or Stock Appreciation Right until such time as the Board Committee shall have determined that such exercise will not violate any applicable law or any such applicable rule, provided that such Option or Stock Appreciation Right shall not have expired prior to such time.

12.12      Section 409A. Notwithstanding any provision of the Plan or an Award agreement to the contrary, if any Award or benefit provided under this Plan is subject to the provisions of Section 409A of the Code, the provisions of the Plan and any applicable Award agreement shall be administered, interpreted and construed in a manner necessary to comply with Section 409A of the Code or an exception thereto (or disregarded to the extent such provision cannot be so administered, interpreted or construed). In no event shall any member of the Board, the Board Committee or the Company (or its employees, officers or directors) have any liability to any Participant (or any other person) due to the failure of an Award to satisfy the requirements of Section 409A of the Code.

Share numbers adjusted for stock splits as of April 19, 2004.

Shares reserved for issuance reflect April 2006, April 2011, ~~and~~ April 2018 and January 2022 increase.

Federated Hermes, Inc.

1001 Liberty Avenue

Pittsburgh, PA 15222-3779

1-800-341-7400

FederatedHermes.com